Primco Management, Inc.

700 Rockaway Turnpike, Suite #400

Lawrence, NY 11559

Dear Stockholders:

On October 10, 2012, the board of directors of Primco Management, Inc. adopted a resolution approving an amendment to our Articles of Incorporation to:

•

effectuate an increase of the authorized common shares from 25,000,000 par value $0.001 to 500,000,000 par value $0.001

•

authorize a 20 for 1 forward split increasing the issued and outstanding common shares from 9,245,600 common shares to 184,912,000 common shares.  The forward split shall not affect the number of authorized common shares or the par value of the common shares.

Primco obtained the written consent of stockholders representing 86.53% of Primco’s outstanding common stock as of October 10, 2012 approving an amendment to Primco’s Articles of Incorporation to affect the above-mentioned corporate actions.  Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective and a Certificate of Amendment to our Articles of Incorporation effectuating the corporate actions will not be filed with the Secretary of State for the State of Nevada, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of Primco’s stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

No action is required by you.  The accompanying information statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with the requirements of United States federal securities laws.  This Information Statement is being mailed on or about October 22, 2012 to all of Primco’s stockholders of record as of the close of business on October 10, 2012.

By Order of the Board of Directors.

/s/Neal Friedman

Name:  Neal Friedman

Title:    Director

INFORMATION STATEMENT

October 16, 2012

Primco Management, Inc.

700 Rockaway Turnpike, Suite #400

Lawrence, NY 11559

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of Primco Management, Inc., a Nevada corporation to the holders of record at the close of business on October 10, 2012 of Primco’s outstanding common stock, par value $0.001 per share, pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended, and pursuant to Section 78.320 of the Nevada Revised Statutes.

The cost of furnishing this Information Statement will be borne by us.  We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

This Information Statement informs stockholders of the action taken and approved on October 10, 2012 by Primco’s Board of Directors and by our stockholders holding 86.53% of Primco’s common stock issued and outstanding on October 10, 2012.  Primco’s Board of Directors and the Majority Stockholders approved an amendment of Primco’s Articles of Incorporation to:

•

effectuate an increase of the authorized common shares from 25,000,000 par value $0.001 to 500,000,000 par value $0.001

•

authorize a 20 for 1 forward split increasing the issued and outstanding common shares from 9,245,600 common shares to 184,912,000 common shares.  The forward split shall not affect the number of authorized common shares or the par value of the common shares.

Accordingly, all necessary corporate approvals in connection with the amendment to our Articles of Incorporation to affect the above corporate actions have been obtained.   This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required under the Exchange Act of these corporate actions. Pursuant to Rule 14c-2 under the Exchange Act, the actions will not be effective and a Certificate of Amendment to our Articles of Incorporation effectuating the corporate actions will not be filed with the Secretary of State for the State of Nevada, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Primco’s stockholders as of the Record Date are being furnished copies of this Information Statement.  This Information Statement is first being mailed or furnished to our stockholders on or about October 22, 2012.

NO DISSENTERS’ RIGHTS

Pursuant to the Nevada Revised Statues, the corporate action described in this Information Statement will not afford stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF PRIMCO MANAGEMENT, INC. IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED OCTOBER 10, 2012.

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that, on October 10, 2012, Primco Managment, Inc., a Nevada corporation obtained the unanimous written consent of its board of directors and the written consent of stockholders holding 8,000,000 common shares of Primco or 86.53% of the voting power of the issued and outstanding shares of Primco’s common stock approving:

•

effectuate an increase of the authorized common shares from 25,000,000 par value $0.001 to 500,000,000 par value $0.001

•

authorize a 20 for 1 forward split increasing the issued and outstanding common shares from 9,245,600 common shares to 184,912,000 common shares.  The forward split shall not affect the number of authorized common shares or the par value of the common shares.

OUTSTANDING SHARES AND VOTING RIGHTS

As of October 10, 2012 (the “Record Date”), Primco’s authorized capitalization consisted of 25,000,000 common shares, of which 9,245,600 common shares were issued and outstanding.

Each share of common stock of Primco entitles its holder to one vote on each matter submitted to Primco’s stockholders.  However, because the Majority Stockholder has consented to the foregoing actions by resolution dated October 10, 2012, in lieu of a special meeting in accordance with Section 78.320 of the Nevada Revised Statutes and because the Majority Stockholder has sufficient voting power to approve such actions through his ownership of common stock, no other stockholder vote will be solicited in connection with this Information Statement.

AMENDMENT TO PRIMCO’S

ARTICLES OF INCORPORATION

The Board of Directors and Majority Stockholders have approved an amendment to our Articles of Incorporation to affect an authorized common stock increase and a forward stock split.

We intend to file a Certificate of Amendment to our Articles of Incorporation with the Secretary of State for the State of Nevada effectuating the above action.  Pursuant to Rule 14c-2 under the Exchange Act, the actions will not be effective, and the Certificate of Amendment will not be filed, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders.  It is presently contemplated that such filing will be made on or about November 12, 2012.

The Authorized Common Stock Increase

The purpose of the increase in common stock is to increase the number of shares of our common stock available for issuance to investors who agree to provide Primco with the funding it requires to continue its operations, and/or to persons in connection with potential acquisition transactions, warrant or option exercises and other transactions under which our Board of Directors may determine is in the best interest of Primco and our stockholder to issue shares of common stock.  As of the date of this Information Statement, we have not identified any potential investors and have not entered into any agreements relating to any potential investment in Primco or otherwise pursuant to which we will issue shares of common stock.

The increased in authorized common stock will not have any immediate effect on the rights of existing stockholders, but may have a dilutive effect our existing stockholders if additional shares are issued.

We are not increasing our authorized common stock to construct or enable any anti-takeover defense or mechanism on behalf of Primco.  While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, we have no intent or plan to employ the additional unissued authorized shares as an anti-takeover device.

Forward Stock Split

Our board of directors has approved a 20 for 1 forward stock split.  Stockholders holding a majority of the outstanding common shares have approved the forward stock split by written consent.  The par value of our common stock will remain $0.001 per common share and the number of common shares authorized to be issued will not be affected by the forward stock split.

Our board of directors believes that the forward stock split is in our best interests.  Our board believes that we need to seek additional financing to fund our business plan and that the forward split is a necessary prerequisite to conducting financings.

EFFECTIVE DATE OF THE AMENDMENT

Pursuant to Rule 14c-2 under the Exchange Act, the corporate actions will not be effective, until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of our stockholders.  Primco anticipates that this Information Statement will be mailed to our stockholders as of the Record Date on or about October 22, 2012.  Therefore, Primco anticipates that the corporate actions discussed above will be effective, and the Certificate of Amendment to our Articles of Incorporation will be filed with the Secretary of State for the State of Nevada, on or about November 22, 2012.

Primco has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of Primco’s common stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 10, 2012, the number and percentage of outstanding shares of the registrant’s common stock owned by (i) each person known to us to beneficially own more than 5% of its outstanding common stock, (ii) each director, (iii) each named executive officer and significant employee, and (iv) all officers and directors as a group.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage Owned (1)
Neal Friedman	8,000,000	86.53%
700 Rockaway Turnpike Suite #400
Lawrence, NY 11559

Alexander Spira	0	0.00%
700 Rockaway Turnpike
Suite #400
Lawrence, NY 11559

(1) Based on 9,245,600 issued and outstanding shares as of October 10, 2012.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of October 10, 2012, there were 9,245,600 shares of Primco’s common stock issued and outstanding.   Each holder of common stock is entitled to one vote per share.

Stockholders holding in the aggregate 8,000,000 common shares of Primco, or 86.53% of the voting power of our outstanding shares of common stock, have approved the corporate actions discussed herein by written consent dated October 10, 2012.

VOTING PROCEDURES

Pursuant to the Nevada Statutes and our Articles of Incorporation, the affirmative vote of the holders of a majority of our outstanding common stock is sufficient to amend our Articles of Incorporation, which vote was obtained by the written consent of the Majority Stockholders as described herein.  As a result, the amendment to our Articles of Incorporation has been approved and no further votes will be needed.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the amendment of our Articles of Incorporation relative to the increase in authorized common shares, the authorization of preferred shares and the name change.

DISSENTER'S RIGHT OF APPRAISAL

Under Nevada law, stockholders are not entitled to dissenter's rights of appraisal with respect to the corporate actions discussed herein.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

Primco is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Commission.  Reports and other information filed by Primco can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549.  Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates.  The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system.  Copies of such filings may also be obtained by writing to Primco Management, Inc. at 700 Rockaway Turnpike, Suite 400, Lawrence, NY 11559.

STOCKHOLDERS SHARING AN ADDRESS

Unless we have received contrary instructions from a stockholder, we are delivering only one Information Statement to multiple stockholders sharing an address.  We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder.  A stockholder who wishes to receive a separate copy of the Information Statement may make such a request in writing to Primco Management, Inc. at 700 Rockaway Turnpike, Suite 400, Lawrence, NY 11559.

On behalf of the Board of Directors,

October 16, 2012

/s/Neal Friedman

Neal Friedman, Director